SUPPLEMENT DATED NOVEMBER 3, 2009

TO THE AUL AMERICAN UNIT TRUST

PROSPECTUS DATED MAY 1, 2009

Recently The Board of Trustees of the Old Mutual Growth Fund approved the reorganization of the Growth Fund into the Old Mutual Focused Fund. This merger will be effective in the AUL American Unit Trust on November 10, 2009.

As a result of this action and in accordance with applicable rules and regulations, AUL is obligated to make provisions for the deletion of the Old Mutual Growth Fund and its replacement with the Old Mutual Focused Fund.

Please note the following changes to the prospectus:

1.)	All references to the “Old Mutual Growth Fund” have been deleted from the prospectus.
2.)	The following Funds are added to page 14 of the prospectus:

Investment Accounts and Corresponding Fund Portfolios	Class Designation If Any(1)	Fund	Investment Advisor
Old Mutual Focused Fund	Class A	Old Mutual Funds II	OMCAP Investors
Old Mutual Focused Fund	Institutional	Old Mutual Funds II	OMCAP Investors

3.)	The following Fund is added to page 71 of the prospectus:

Fund & Class Designation	Objective
Old Mutual Focused Fund Class A & Institutional	Seeks to achieve above-average total returns over a market cycle of three to five years.

This Supplement should be retained with the Prospectus for future reference.